                                                                    Exhibit 10.1

                             VEECO INSTRUMENTS INC.
                             2000 STOCK OPTION PLAN
                        (EFFECTIVE AS OF _________, 2000)

1.    PURPOSE

            The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract capable persons to enter and remain in the employ of the Company and Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and these employees.

            The Plan provides for granting Incentive Stock Options and Nonqualified Stock Options.

2.    DEFINITIONS

            The following definitions shall be applicable throughout the Plan.

            "Affiliate" means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company, (ii) any entity in which the Company has a significant equity interest, and (iii) any Subsidiary; in each case as determined by the Committee.

            "Board" means the Board of Directors of the Company or, to the extent the Board of Directors of the Company has authorized a committee thereof to take action with respect to the Plan on its behalf, the committee so authorized.

            "Cause" means the Company or an Affiliate having "cause" to terminate a Participant's employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or pleaded guilty or no contest to, a felony or a crime involving moral turpitude or (iv) the failure of the Participant to follow instruction of the Board or his direct superiors.

            "Change in Control, shall, unless in the case of a particular Option the applicable Stock Option Agreement states otherwise or contains a different definition of "Change in Control", be deemed to occur upon:

                        (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (each, a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that for purposes of the Plan, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by any Person which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(f), or (IV) in respect of an Award held by a particular Participant, any acquisition by the Participant or any "affiliate" (within the meaning of 17 C.F.R. ss.230.405) of the Participant (persons described in clauses (I), (II), and (IV) being referred to hereafter as "Excluded Persons");

                        (ii) Individuals who, on the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, PROVIDED that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be deemed to be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                        (iii) the dissolution or liquidation of the Company;

                        (iv) the sale of all or substantially all of the business or assets of the Company; or

                        (v) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), (B) no Person (other than any Excluded Person), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors.

            "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

            "Committee" means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to a Option under the Plan, be an Eligible Director. However, the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Option granted by the Committee which Option is otherwise validly made under the Plan.

            "Common Stock" means the common stock, par value $0.01 per share, of the Company.

            "Company" means Veeco Instruments Inc.

            "Date of Grant" means the date on which the granting of an Option is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Stock Option Agreement.

            "Disability" means, unless in the case of a particular Option, the applicable Option Agreement states otherwise, entitled to receive benefits under the long-term disability plan of the Company or an Affiliate, as may be applicable to the Participant in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced or, as determined by the Committee based upon medical evidence acceptable to it.

            "Effective Date" means the means the date on which the Plan is approved by the Board, subject to the approval of the stockholders of the Company.

            "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; PROVIDED, HOWEVER, that clause (ii) shall apply only with respect to grants of Options with respect to which the

Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

            "Eligible Person" means any (i) individual regularly employed by the Company or an Affiliate who satisfies all of the requirements of Section 6; PROVIDED, HOWEVER, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who may be offered securities pursuant to Form S-8 (which, as of the Effective Date, includes only those who (A) are natural persons and (B) provide BONA FIDE services to the Company or an Affiliate other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value", on a given date means (i) if the Stock is listed on a national securities exchange, the closing price on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the closing price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

            "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and which otherwise meets the requirements set forth herein.

            "Mature Shares" means shares of Stock owned by a Participant which are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Option Price or satisfy a withholding obligation in respect of an Option.

            "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

            "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

            "Normal Termination" means termination of employment or service with the Company or an Affiliate:

                        (i)   on account of death or Disability;

                        (ii)  by the Company or such Affiliate without Cause; or

                        (iii) in the case of Options granted pursuant to Section
                              7(a)(ii) hereof, a resignation from or a failure to be re-elected to the Board.

            "Option" means an award granted under Section 7.

            "Option Period" means the period described in Section 7(d).

            "Option Price" means the exercise price for an Option as described in Section 7(a).

            "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Option pursuant to
Section 6.

            "Plan" means this Veeco Instruments Inc. 2000 Stock Option Plan.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

            "Stock Option Agreement" means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

            "Subsidiary" means any subsidiary of the Company as defined in
Section 424(f) of the Code.

3.    EFFECTIVE DATE AND DURATION

            The Plan is effective as of the Effective Date; provided that the effectiveness of the Plan and the validity and exercisability of any and all Options granted pursuant to the Plan is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Sections 162(m) and 422(b)(i) of the Code.

            The expiration date of the Plan, on and after which no Options may be granted hereunder, shall be the tenth anniversary of the Effective Date; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to Options previously granted have been settled.

4.    ADMINISTRATION

            The Committee shall administer the Plan. A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

            Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Options; (iv) determine the terms and conditions of any Options; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Stock, other securities, other Options or other property, or canceled, forfeited or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Options, other property and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option granted under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

            (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option or any documents evidencing Options shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, and any shareholder.

            (c) Notwithstanding the above, no Committee member holding Options granted pursuant to Section 7(a)(ii) hereof may participate in any action of the Committee with respect to any claim or dispute regarding only that Committee member.

5.    GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

            The Committee may, from time to time, grant Options to one or more Eligible Persons; PROVIDED, HOWEVER, that:

                  (a) Subject to Section 9, the aggregate number of shares of Stock in respect of which Options may be granted under the Plan shall not exceed 1,250,000;

                  (b) Shares authorized under the Plan shall be deemed to have been used in settlement of Options whether or not they are actually delivered. In the event any Option shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new grants under the Plan;

                  (c) Stock delivered by the Company in settlement of Options granted under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

                  (d) Subject to Section 9, no person may be granted Options under the Plan during any calendar year with respect to more than 300,000 shares of Stock; PROVIDED that such number shall be adjusted pursuant to Section 9 only in a manner which will not cause the Options granted under the Plan to fail to qualify as "performance-based compensation" under Section 162(m) of the Code;

                  (e) Without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant's consent, agree to cancel any Option under the Plan and issue a new Option in substitution therefor upon such terms as the Committee may in its sole discretion determine, PROVIDED that the substituted Option satisfies all applicable Plan requirements as of the date such new Award is made, PROVIDED FURTHER that, without shareholder approval, no such action may lower the exercise price of a previously granted option.

6.    ELIGIBILITY

            Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.    TERMS OF OPTIONS

                  (a)   OPTION GRANTS.

                        (i) ELIGIBLE PERSONS. The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; PROVIDED, HOWEVER, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions of this Section 7, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

                        (ii) ELIGIBLE DIRECTORS. In addition to discretionary grants of Options pursuant to Section 7(a)(i), each Participant who is a Non-Employee Director of the Company shall receive upon initial election to office and thereafter annually on the date of the Company's annual meeting of stockholders (PROVIDED that such date is at least 6 months following such Eligible Director's initial election to office) an Option to acquire 7,000 shares of Common Stock at a price equal to the Fair Market Value of the shares of Common Stock subject to such Option on the Date of Grant.

                  (b) OPTION PRICE. The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock on the Date of Grant subject, in the case of an Incentive Stock Option, to Section 7(g).

                  (c) MANNER OF EXERCISE AND FORM OF PAYMENT. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or, at the sole discretion of the Committee, shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company), PROVIDED that such shares of Stock are Mature Shares, or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow.

                  (d) VESTING.

                        (i) IN GENERAL. Unless otherwise provided in a Stock Option Agreement or other written agreement between the Company and a Participant, Options shall vest and become exercisable as follows:

                        (x) with respect to one-third of the shares of Stock
            covered by the Option, on the first anniversary of the Date of Grant;

                        (y) with respect to an additional one-third of the
            shares of Stock covered by the Option, on the second anniversary of the Date of Grant;

                        (z) with respect to the remaining one-third of the
            shares of Stock covered by the Option, on the third anniversary of the Date of Grant.

Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

                        (ii) NON-EMPLOYEE DIRECTORS. Notwithstanding
Section 7(d)(i), Options granted to Eligible Directors shall be immediately vested and exercisable as of the Date of Grant.

                  (e) OPTION PERIOD AND TERMINATION.An Option may be exercised by the holder thereof in accordance with Section 7(d) above; PROVIDED, HOWEVER, that no Option shall be exercisable later than seven years from the Date of Grant (the "Option Period").

Notwithstanding the foregoing, unless the applicable Stock Option Agreement or other written agreement between the Company and a Participant provides otherwise, an Option shall expire earlier than the end of the Option Period in the following circumstances:

                        (i) If prior to the end of the Option Period, the Participant shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination; PROVIDED, HOWEVER, that any Participant whose employment with the Company or any Affiliate is terminated and who is subsequently rehired by the Company or any Affiliate prior to the expiration of the Option shall not be considered to have undergone a termination. In the event of a Normal Termination, the Option shall remain exercisable by the Participant for the period described above, only to the extent the Option was exercisable at the time of such Normal Termination.

                        (ii) If the Participant dies prior to the end of the Option Period and while still in the employ or service of the Company or an Affiliate, or following a Normal Termination but prior to the expiration of an Option, the Option shall expire on the earlier of the last day of the Option Period and the date that is one year after the date of death of the Participant. In such event, the Option shall remain exercisable by the person or persons to whom the Participant's rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Participant at the time of death.

                        (iii) If the Participant ceases employment or service with the Company and Affiliates for reasons other than Normal Termination or death, the Option shall expire immediately upon such cessation of employment or service.

                  (f) OTHER TERMS AND CONDITIONS. Except as specifically provided otherwise in a Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

                        (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount of such exercisable portion or for any part thereof.

                        (ii) Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

                        (iii) Subject to Section 8(h), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

                        (iv) Each Option shall vest and become exercisable by the Participant in accordance the provisions of Section 7(d).

                        (v) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

                        (vi) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.

                  (g) INCENTIVE STOCK OPTION GRANTS TO 10% STOCKHOLDERS. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

                  (h) $100,000 PER YEAR LIMITATION FOR INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

                  (i) VOLUNTARY SURRENDER. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new option for the same or a different number of shares as the option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.    GENERAL

                  (a) ADDITIONAL PROVISIONS OF AN OPTION. Options granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Option, provisions giving the Company the right to repurchase shares of Stock acquired under any Option in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of shares of Stock upon the exercise of Options for a specified time or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Stock Option Agreement.

                  (b) PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

                  (c) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                  (d) TAX WITHHOLDING.

                        (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Option or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                        (ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by (A) delivery of shares of Stock owned by the Participant (which shares must be Mature Shares) with a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.

                  (e) CLAIM TO OPTIONS AND EMPLOYMENT RIGHTS. No employee of the Company or any Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Affiliate.

                  (f) NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  (g) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

                  (h) NONTRANSFERABILITY.

                        (i) Each Option shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; PROVIDED that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                        (ii) Notwithstanding the foregoing, the Committee or its delegate may, in its sole discretion, permit Nonqualified Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Option Agreement to preserve the purposes of the Plan, to:

                  (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

                  (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

                  (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

                  (D) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or
                        (b) as provided in the applicable Stock Option
                        Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. For purposes of this paragraph, "delegate" shall refer to the Chief Executive Officer of the Company, except with respect to the transfer of any of Chief Executive Officer's own Options.

                        (iii) The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Stock Option Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that
(A) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Stock Option Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of termination of the Participant's employment by, or services to, the Company or any Affiliate under the terms of the Plan and the applicable Stock Option Agreement shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Stock Option Agreement.

                  (i) RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                  (j) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

                  (k) EXPENSES. The expenses of administering the Plan shall be borne by the Company.

                  (l) PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

                  (m) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                  (n) TERMINATION OF EMPLOYMENT. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa, or from employment or service with one Affiliate to employment or service with another Affiliate, shall not be deemed to have terminated employment or service with the Company or any such Affiliate.

                  (o) SEVERABILITY. If any provision of the Plan or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

9.    CHANGES IN CAPITAL STRUCTURE

            Options granted under the Plan and any Stock Option Agreements, the maximum number of shares of Stock subject to all Options and Incentive Stock Options stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Options during any period stated in Section 5(d) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 9 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 9 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

            Notwithstanding the above, in the event of any of the following:

            A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

            B. All or substantially all of the assets of the Company are acquired by another person;

            C. The reorganization or liquidation of the Company; or

            D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 9 may be varied by the Committee in any particular Stock Option Agreement.

10.   EFFECT OF CHANGE IN CONTROL

            Except to the extent reflected in a particular Stock Option Agreement or other written agreement between the Company and a Participant:

                  (a) In the event of a Change in Control, all Options shall become immediately vested and exercisable with respect to 100 percent of the shares subject to such Option; PROVIDED, HOWEVER, that no such vesting shall occur if provision has been made in writing in connection with such transaction for (a) the continuation of the Plan and/or assumption of such Options by a successor corporation (or a parent or subsidiary thereof) or (b) the substitution for such Options of new options covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices. In the event of any such continuation, assumption or substitution, the Plan and/or such Options shall continue in the manner and under the terms so provided.

                  (b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

                  (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

11.   NONEXCLUSIVITY OF THE PLAN

            Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

12.   AMENDMENTS AND TERMINATION

                  (a) AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code); and PROVIDED FURTHER that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (b) AMENDMENT OF STOCK OPTION AGREEMENTS. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted or the associated Stock Option Agreement, prospectively or retroactively; PROVIDED that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant.

                               *       *       *

      As adopted by the Compensation Committee of the Board of Directors of Veeco Instrument Inc. on April 28, 2000 and approved by the stockholders of Veeco Instruments Inc. on

_____________.